Fees Summary	Feb. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 133,407,500
Previously Paid Amount	0
Total Fee Amount	20,424.69
Total Offset Amount	0
Net Fee	$ 20,424.69